Filed pursuant to Rule 497

File No. 333-185191

Rule 482ad

Gladstone Capital Corporation Prices Common Stock Offering

MCLEAN, VA, October 27, 2015 – Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that it has entered into an agreement to sell 2,000,000 shares of its common stock at a public offering price of $8.55 per share, raising $17.1 million in gross proceeds and $16.0 million in net proceeds after payment of underwriting discounts and commissions and estimated expenses of the offering payable by the Company. The Company has also granted the underwriters a 30-day option to purchase up to 300,000 additional shares of common stock on the same terms and conditions solely to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on October 30, 2015. Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and Wunderlich Securities, Inc. are serving as the joint book-running managers for the offering. Maxim Group LLC, J.J.B. Hilliard, W.L. Lyons, LLC and National Securities Corporation are serving as co-managers.

The Company intends to use the net proceeds from this offering to repay existing indebtedness and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement, dated October 27, 2015, which will be filed with the Securities and Exchange Commission, and the accompanying prospectus, dated January 30, 2015, which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration statement filed with the Securities and Exchange Commission (File No. 333-185191). To obtain a copy of the prospectus supplement for this offering, please contact: Janney Montgomery Scott LLC, 60 State Street, Boston, MA 02109, Attention: Equity Capital Markets Group or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans in small and medium sized businesses in the United States. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5893